Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Compass Diversified Holdings and Compass Group Diversified Holdings LLC are classified as partnerships for U.S. Federal income tax purposes and are not subject to income taxes. Each of the Company’s majority owned subsidiaries are subject to Federal, state and in some cases, foreign income taxes. On December 22, 2017, the U.S. government enacted the Tax Act. The Tax Act reduced the U.S. federal corporate income tax rate from 35% to 21% and required companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and created new taxes on certain foreign sourced earnings. The Company made a reasonable estimate of the effects of the Tax Act on its existing deferred tax balances and the one-time transition tax as of December 31, 2017. The Company substantially completed its accounting for the revaluation of its net U.S. federal deferred tax liabilities and recorded a tax benefit of approximately $20.4 million in the fourth quarter of 2017. The one-time transition tax under the Tax Act is based on earnings and profits ("E&P) that were previously deferred from U.S. income taxes. For the year ended December 31, 2017, the provision for income taxes included provisional tax expense of $4.9 million related to the one-time transition tax liability of our foreign subsidiaries. The Company completed the calculation of the total E&P for these foreign subsidiaries during 2018 and recorded additional adjustments to the provisional amounts of $0.4 million that is recognized as a component of the provision for income taxes in the year ended December 31, 2018.
The Tax Act also subjects the Company to tax on global intangible low-taxed income ("GILTI") earned by certain foreign subsidiaries. The FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible Low-Taxed Income, states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense. The Company has elected to account for GILTI as a period cost in the year the tax is incurred.
Components of the Company's pretax income (loss) before taxes are as follows:

	Year ended December 31,
(in thousands)	2018	2017	2016

Domestic (including U.S. exports)	$(23,984)	$(29,404)	$52,641
Foreign subsidiaries	15,573	19,773	6,090
	$(8,411)	$(9,631)	$58,731

Components of the Company’s income tax provision (benefit) are as follows:

	Year ended December 31,
(in thousands)	2018	2017	2016

Current taxes
Federal	$6,449	$8,668	$10,237
State	1,436	1,217	1,725
Foreign	4,835	6,248	3,032
Total current taxes	12,720	16,133	14,994
Deferred taxes:
Federal	(483)	(37,407)	(604)
State	(478)	(1,424)	(415)
Foreign	(1,293)	(1,043)	(42)
Total deferred taxes	(2,254)	(39,874)	(1,061)
Total tax provision	$10,466	$(23,741)	$13,933

The tax effects of temporary differences that have resulted in the creation of deferred tax assets and deferred tax liabilities at December 31, 2018 and 2017 are as follows:

	December 31,
(in thousands)	2018	2017

Deferred tax assets:
Tax credits	$4,256	$4,888
Accounts receivable and allowances	1,504	984
Net operating loss carryforwards	30,671	24,987
Accrued expenses	5,656	4,928
Interest expense limitation carryforwards	4,822	—
Other	7,887	4,519
Total deferred tax assets	$54,796	$40,306
Valuation allowance (1)	(6,904)	(5,912)
Net deferred tax assets	$47,892	$34,394
Deferred tax liabilities:
Intangible assets	$(63,950)	$(61,615)
Property and equipment	(17,217)	(8,862)
Repatriation of foreign earnings	(38)	(68)
Prepaid and other expenses	(671)	—
Total deferred tax liabilities	$(81,876)	$(70,545)
Total net deferred tax liability	$(33,984)	$(36,151)

(1)	Primarily relates to the 5.11 and Arnold operating segments.
For the years ending December 31, 2018 and 2017, the Company recognized approximately $81.9 million and $70.5 million, respectively in deferred tax liabilities. A significant portion of the balance in deferred tax liabilities reflects temporary differences in the basis of property and equipment and intangible assets related to the Company’s purchase accounting adjustments in connection with the acquisition of certain of its businesses. For financial accounting purposes the Company has recognized a significant increase in the fair values of the intangible assets and property and equipment in certain of the businesses it acquired. For income tax purposes the existing, pre-acquisition tax basis of the intangible assets and property and equipment is utilized. In order to reflect the increase in the financial accounting basis over the existing tax basis, a deferred tax liability was recorded. This liability will decrease in future periods as these temporary differences reverse but may be replaced by deferred tax liabilities generated as a result of future acquisitions.
A valuation allowance relating to the realization of foreign tax credits and the limitation on the deduction of interest expense of $6.9 million was provided at December 31, 2018 and a valuation allowance related to the realization of foreign tax credits of $5.9 million was provided at December 31, 2017. A valuation allowance is provided whenever it is more likely than not that some or all of deferred assets recorded may not be realized. For taxable years beginning after December 31, 2017, a deduction for interest will generally be allowed for any entity only up to 30% of adjusted taxable income (determined without regard to interest income or expense) plus the amount of interest income. The provision will not limit the deduction of interest by the Company for 2018 but it did have an impact the deduction for certain of the portfolio companies, resulting in an additional valuation allowance for deferred tax assets of $2.1 million.
The reconciliation between the Federal Statutory Rate and the effective income tax rate for 2018, 2017 and 2016 are as follows:

	Year ended December 31,
	2018	2017	2016
United States Federal Statutory Rate	(21.0)%	(35.0)%	35.0%
State income taxes (net of Federal benefits)	9.7	(4.0)	1.4
Foreign income taxes	10.5	(14.3)	(0.7)
Expenses of Compass Group Diversified Holdings LLC representing a pass through to shareholders (1)	90.6	63.6	14.0
Effect of (gain) loss on equity method investment	—	20.4	(44.4)
Impact of subsidiary employee stock options	(0.6)	2.6	0.7
Domestic production activities deduction	—	(5.8)	(0.9)
Non-deductible acquisition costs	—	3.5	1.4
Impairment expense	—	31.3	—
Effect of undistributed foreign earnings	—	(14.4)	4.5
Non-recognition of NOL carryforwards at subsidiaries	11.6	(14.0)	3.8
Adjustments to uncertain tax positions (2)	—	(95.4)	—
Utilization of tax credits	(5.2)	(27.8)	(0.1)
Effect of Tax Act - GILTI tax	20.6	—	—
Effect of Tax Act - remeasurement of deferred tax assets and liabilities (3)	0.2	(211.3)	—
Effect of Tax Act - transition tax on non-U.S. subsidiaries' earnings(3)	4.2	50.5	—
Other	3.8	3.6	9.0
Effective income tax rate	124.4%	(246.5)%	23.7%

(1)	The effective income tax rate for each of the years presented includes losses at the Company’s parent, which is taxed as a partnership.

(2)
Represents the effect of the reversal of an uncertain tax position at our 5.11 business that existed as of the acquisition date and was settled during the fourth quarter of 2017, resulting in a tax benefit of $9.2 million in our 2017 tax provision.

(3)
The effect of the enactment of the Tax Act on our tax provision for the year ended December 31, 2017 was a benefit of $20.4 million related to the reduction in the U.S. federal corporate income tax rate from 35% to 21%, and tax expense of $4.9 million related to the one-time transition tax liability of our foreign subsidiaries. Our loss before income taxes for 2017 was $9.6 million, and as a result, the effect from the Tax Act on the reconciliation in the table above for the year ended December 31, 2017 was significant.

A reconciliation of the amount of unrecognized tax benefits for 2018, 2017 and 2016 are as follows (in thousands):

Balance at January 1, 2016	$246
Additions for current years’ tax positions	64
Additions for prior years’ tax positions (1)	10,150
Reductions for prior years’ tax positions	(16)
Reductions for settlements	—
Reductions for expiration of statute of limitations	(87)
Balance at December 31, 2016	$10,357
Additions for current years’ tax positions	96
Additions for prior years’ tax positions	23
Reductions for prior years’ tax positions (1)	(9,354)
Reductions for settlements	—
Reductions for expiration of statute of limitations	(86)
Balance at December 31, 2017	$1,036

Additions for current years’ tax positions	50
Additions for prior years’ tax positions	4
Reductions for prior years’ tax positions	(18)
Reductions for settlements	—
Reductions for expiration of statute of limitations
Balance at December 31, 2018	$1,072
(1) The increase in prior year tax positions during the year ended December 31, 2016 related to an unrecognized tax benefit at the Company's 5.11 business, which was acquired in August 2016. The uncertainty was resolved in the fourth quarter of 2017 and the amount was reversed.
Included in the unrecognized tax benefits at December 31, 2018 and 2017 is $1.1 million and $1.0 million, respectively, of tax benefits that, if recognized, would affect the Company’s effective tax rate. The Company accrues interest and penalties related to uncertain tax positions. The amounts accrued at December 31, 2018, 2017 and 2016 are not material to the Company. Such amounts are included in the provision (benefit) for income taxes in the accompanying consolidated statements of operations. The change in the unrecognized tax benefit during 2017 and 2016 resulted from the acquisition of 5.11. It is expected that the amount of unrecognized tax benefits will change in the next twelve months. However, we do not expect the change to have a significant impact on the consolidated results of operations or financial position.
Each of the Company’s businesses file U.S. Federal, state and foreign income tax returns in multiple jurisdictions with varying statutes of limitations. The 2014 through 2018 tax years generally remain subject to examinations by the taxing authorities.